Exhibit 99.1

Berkshire Grey Completes Business Combination with Revolution Acceleration Acquisition Corp and Will Begin Trading on Nasdaq Under the Symbol “BGRY”

WASHINGTON D.C. and BEDFORD, Mass., (July 21, 2021) – Berkshire Grey, Inc. (“Berkshire Grey”) the leading pure-play robotics company offering fully integrated, AI-based software and hardware solutions to automate warehouses and logistics fulfillment centers, and Revolution Acceleration Acquisition Corp (Nasdaq: RAAC) (“RAAC”), a special purpose acquisition company, announced today the completion of their previously announced business combination. Berkshire Grey’s Class A common stock and public warrants are expected to commence trading on The Nasdaq Stock Market LLC under the ticker symbols “BGRY” and “BGRYW,” respectively, on July 22, 2021.

Berkshire Grey’s founder and Chief Executive Officer, Tom Wagner, and the Berkshire Grey management team will continue to lead the combined company. Former U.S. Representative and presidential candidate and former Chief Executive Officer and co-founder of RAAC, John Delaney, has joined the combined company’s Board of Directors. In addition, Fiona P. Dias and Serena Wolfe will join the combined company’s Board of Directors.

About the Transaction

Credit Suisse Securities LLC served as exclusive financial advisor and capital markets advisor to Berkshire Grey and acted as sole private placement agent to RAAC. JP Morgan Securities LLC served as exclusive financial advisor to RAAC. Skadden, Arps, Slate, Meagher & Flom LLP served as legal advisor to RAAC. Goodwin Procter LLP served as legal advisor to Berkshire Grey. Paul, Weiss, Rifkind, Wharton & Garrison LLP served as legal advisor to Credit Suisse Securities LLC.

About Berkshire Grey

Berkshire Grey helps customers radically change the essential way they do business by delivering game-changing technology that combines AI and robotics to automate fulfillment, supply chain and logistics operations. Berkshire Grey solutions are a fundamental engine of change that transform pick, pack, move, store, organize and sort operations to deliver competitive advantage for enterprises serving today’s connected consumers. Berkshire Grey customers include Global 100 retailers and logistics service providers. More information is available at www.berkshiregrey.com.

Berkshire Grey and the Berkshire Grey logo are registered trademarks of Berkshire Grey. Other trademarks referenced are the property of their respective owners.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be made directly in this communication. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions are intended to identify forward-looking statements. All forward-looking statements are based upon management estimates and forecasts and reflect the views, assumptions, expectations, and opinions of Berkshire Grey as of the date of this communication, and may include, without limitation, changes in general economic conditions, including as a result of COVID-19, all of which are accordingly subject to change. Any such estimates, assumptions, expectations, forecasts, views or opinions set forth in this communication constitute Berkshire Grey’s judgments and should be regarded as indicative, preliminary and for illustrative purposes only. The forward-looking statements and projections contained in this communication are subject to a number of factors, risks and uncertainties, some of which are not currently known to Berkshire Grey, that may cause Berkshire Grey’s actual results, performance or financial condition to be materially different from the expectations of future results, performance of financial condition. Although such forward-looking statements have been made in good faith and are based on assumptions that Berkshire Grey believe to be reasonable, there is no assurance that the expected results will be achieved. Berkshire Grey’s actual results may differ materially from the results discussed in forward-looking statements. Additional information on factors that may cause actual results and Berkshire Grey’s performance to differ materially is included in Berkshire Grey’s (formerly RAAC’s) filings with the Securities and Exchange Commission (the “SEC”), including but not limited to the definitive proxy statement / prospectus included in the Registration Statement on Form S-4 (File No. 333-254539) that RAAC filed in connection with the Business Combination. Copies of such filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting Berkshire Grey. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and Berkshire Grey does not undertake any obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contacts:

RAAC Press Contact:

Tracy Zuckerman Van Grack

Tracy.Vangrack@revolution.com

Berkshire Grey Press Contact:
Berkshire Grey Corporate Communications
berkshiregrey@methodcommunications.com

Berkshire Grey Investor Relations Contact:
Cody Slach, Matt Glover
Gateway Group
BG@gatewayir.com